                                                                    Exhibit 10.1

           AMENDED AND RESTATED STANDBY EQUITY DISTRIBUTION AGREEMENT

         THIS  AGREEMENT  dated  as  of  the  ___  day  of  November  2005  (the
"AGREEMENT")   between  CORNELL  CAPITAL   PARTNERS,   LP,  a  Delaware  limited
partnership (the  "INVESTOR"),  and ENCLAVES GROUP, INC. (f/k/a Alliance Towers,
Inc.),  a  corporation  organized  and  existing  under the laws of the State of
Delaware (the "COMPANY").

         WHEREAS,   on  or  about  December  28,  2004,   Enclaves  Group,  Inc.
("ENCLAVES"),  a Delaware corporation,  entered into that certain Standby Equity
Distribution Agreement with the Investor.  Enclaves was subsequently acquired by the Company (f/k/a Alliance  Towers,  Inc., a Florida  corporation) on April 27,
2005 (the  "ACQUISITION").  The Company  assumed  obligations of Enclaves to the
Investor under the Standby Equity Distribution Agreement dated December 28, 2004 pursuant to that certain Assignment and Assumption  Agreement dated July 1, 2005
(the "ASSUMPTION AGREEMENT") by and between the Company and Enclaves,  consented to by the Investor and Montgomery  Equity  Partners,  Ltd. This Agreement  shall amend and restate the Standby Equity  Distribution  Agreement dated December 28,
2004;

         WHEREAS,  the parties  desire  that,  upon the terms and subject to the conditions  contained herein,  the Company shall issue and sell to the Investor, from time to time as provided  herein,  and the Investor shall purchase from the
Company up to Forty Six Million Dollars  ($46,000,000)  of the Company's  common stock, par value $0.001 per share (the "COMMON STOCK");

         WHEREAS,  such investments will be made in reliance upon the provisions of Regulation D ("REGULATION D") of the Securities Act of 1933, as amended,  and the regulations  promulgated thereunder (the "SECURITIES ACT"), and or upon such other exemption from the registration  requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder;

         WHEREAS, the Company has engaged Newbridge Securities  Corporation (the
"PLACEMENT  AGENT"),  to act as  the  Company's  exclusive  placement  agent  in connection with the sale of the Company's Common Stock to the Investor hereunder pursuant to the Placement Agent Agreement dated the date hereof by and among the
Company, the Placement Agent and the Investor (the "PLACEMENT AGENT AGREEMENT").

         NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I.
                               CERTAIN DEFINITIONS

         Section 1.1.  "ADVANCE" shall mean the portion of the Commitment Amount requested by the Company in the Advance Notice.

         Section  1.2.  "ADVANCE  DATE" shall mean the first  (1st)  Trading Day after expiration of the applicable Pricing Period for each Advance.

         Section 1.3.  "ADVANCE  NOTICE" shall mean a written notice in the form of  EXHIBIT A  attached  hereto to the  Investor  executed  by an officer of the
Company and setting forth the Advance amount that the Company  requests from the
Investor.

         Section  1.4.  "ADVANCE  NOTICE  DATE" shall mean each date the Company delivers to the  Investor an Advance  Notice  requiring  the Investor to advance funds to the Company,  subject to the terms of this Agreement. No Advance Notice
Date shall be less than five (5)  Trading  Days after the prior  Advance  Notice
Date.

         Section 1.5. "BID PRICE" shall mean, on any date, the closing bid price
(as reported by Bloomberg  L.P.) of the Common Stock on the Principal  Market or
if the Common Stock is not traded on a Principal  Market,  the highest  reported bid price for the Common  Stock,  as furnished by the  National  Association  of
Securities Dealers, Inc.

         Section 1.6. "CLOSING" shall mean one of the closings of a purchase and sale of Common Stock pursuant to Section 2.3.

         Section 1.7.  "COMMITMENT AMOUNT" shall mean the aggregate amount of up to Forty Six Million  Dollars  ($46,000,000)  which the  Investor  has agreed to provide to the Company in order to purchase the Company's  Common Stock pursuant to the terms and conditions of this Agreement.

         Section 1.8.  "COMMITMENT  PERIOD" shall mean the period  commencing on the earlier to occur of (i) the Effective Date, or (ii) such earlier date as the
Company and the  Investor  may  mutually  agree in writing,  and expiring on the earliest to occur of (x) the date on which the Investor  shall have made payment of Advances  pursuant to this  Agreement  in the  aggregate  amount of Forty Six
Million  Dollars  ($46,000,000),  (y) the  date  this  Agreement  is  terminated pursuant to Section 2.4, or (z) the date occurring twenty-four (24) months after the Effective Date.

         Section 1.9.  "COMMON STOCK" shall mean the Company's common stock, par value $0.001 per share.

         Section 1.10. "CONDITION  SATISFACTION DATE" shall have the meaning set forth in Section 7.2.

         Section 1.11. "DAMAGES" shall mean any loss, claim, damage,  liability, costs and expenses (including,  without limitation,  reasonable  attorney's fees and disbursements and costs and expenses of expert witnesses and investigation).

         Section  1.12.  "EFFECTIVE  DATE"  shall mean the date on which the SEC first declares effective a Registration  Statement registering the resale of the
Registrable Securities as set forth in Section 7.2(a).

         Section 1.13.     INTENTIONALLY OMITTED.

         Section 1.14.  "EXCHANGE ACT" shall mean the Securities Exchange Act of
1934, as amended, and the rules and regulations promulgated thereunder.

         Section  1.15.  "MATERIAL  ADVERSE  EFFECT"  shall mean any  condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform any of its obligations under this  Agreement  or the  Registration  Rights  Agreement  in any  material respect.

         Section 1.16.  "MARKET  PRICE" shall mean the lowest VWAP of the Common
Stock during the Pricing Period.

         Section  1.17.  "MAXIMUM  ADVANCE  AMOUNT"  shall be One  Million  Five
Hundred Thousand Dollars ($1,500,000) per Advance otice.

         Section 1.18. "NASD" shall mean the National  Association of Securities
Dealers, Inc.

         Section 1.19.  "PERSON"  shall mean an  individual,  a  corporation,  a partnership, an association, a trust or other entity or organization,  including a government or political subdivision or an agency or instrumentality thereof.

         Section  1.20.   "PLACEMENT  AGENT"  shall  mean  Newbridge  Securities
Corporation, a registered broker-dealer.

         Section  1.21.  "PRICING  PERIOD"  shall mean the five (5)  consecutive
Trading Days after the Advance Notice Date.

         Section 1.22. "PRINCIPAL MARKET" shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange,  the OTC Bulletin Board
or the New York Stock Exchange,  whichever is at the time the principal  trading exchange or market for the Common Stock.

         Section  1.23.  "PURCHASE  PRICE" shall be set at ninety seven  percent
(97%) of the Market Price during the Pricing Period.

         Section 1.24. "REGISTRABLE  SECURITIES" shall mean the shares of Common
Stock to be issued hereunder (i) in respect of which the Registration  Statement has not been declared  effective by the SEC, (ii) which have not been sold under circumstances  meeting  all of the  applicable  conditions  of Rule  144 (or any similar  provision then in force) under the Securities Act ("RULE 144") or (iii)
which have not been otherwise  transferred to a holder who may trade such shares without  restriction  under the Securities  Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

         Section 1.25.  "REGISTRATION  RIGHTS  AGREEMENT" shall mean the Amended and Restated Registration Rights Agreement dated the date hereof,  regarding the filing  of  the  Registration  Statement  for  the  resale  of  the  Registrable
Securities, entered into between the Company and the Investor.

         Section  1.26.  "REGISTRATION  STATEMENT"  shall  mean  a  registration statement  on Form S-1 or SB-2  (if use of such  form is then  available  to the
Company  pursuant  to the  rules  of the SEC and,  if not,  on such  other  form promulgated  by the SEC for which the Company then  qualifies  and which counsel for the Company  shall deem  appropriate,  and which form shall be available for the  resale  of  the  Registrable  Securities  to be  registered  thereunder  in accordance  with the  provisions of this Agreement and the  Registration  Rights
Agreement,  and in accordance  with the intended  method of distribution of such securities),  for  the  registration  of  the  resale  by  the  Investor  of the
Registrable Securities under the Securities Act.

         Section  1.27.  "REGULATION  D" shall have the meaning set forth in the recitals of this Agreement.

         Section 1.28. "SEC" shall mean the Securities and Exchange Commission.

         Section 1.29.  "SECURITIES ACT" shall have the meaning set forth in the recitals of this Agreement.

         Section 1.30. "SEC DOCUMENTS" shall mean Annual Reports on Form 10-KSB,
Quarterly  Reports  on  Form  10-QSB,  Current  Reports  on Form  8-K and  Proxy
Statements  of the  Company as  supplemented  to the date  hereof,  filed by the
Company for a period of at least twelve (12) months  immediately  preceding  the date  hereof or the  Advance  Date,  as the case may be,  until such time as the
Company  no  longer  has  an  obligation  to  maintain  the  effectiveness  of a
Registration Statement as set forth in the Registration Rights Agreement.

         Section  1.31.  "TRADING  DAY" shall mean any day during  which the New
York Stock Exchange shall be open for business.

         Section 1.32.  "VWAP" shall mean the volume  weighted  average price of the Company's Common Stock as quoted by Bloomberg, LP.

                                   ARTICLE II.
                                    ADVANCES

         Section 2.1.      ADVANCES.

                  Upon the terms and  conditions  set forth  herein  (including, without  limitation,  the  provisions  of Article VII  hereof),  the Company may request an Advance by the  Investor by the  delivery of an Advance  Notice.  The number of shares of Common Stock that the Investor  shall  purchase  pursuant to each Advance  shall be  determined  by dividing the amount of the Advance by the
Purchase Price. No fractional shares shall be issued. Fractional shares shall be rounded to the next higher whole number of shares.  The aggregate maximum amount of all  Advances  that  the  Investor  shall be  obligated  to make  under  this
Agreement shall not exceed the Commitment Amount.

         Section 2.2.      MECHANICS.

                  (a)      ADVANCE  NOTICE.  At any time  during the  Commitment
Period,  the Company may deliver an Advance  Notice to the Investor,  subject to the conditions set forth in Section 7.2; provided,  however, the amount for each
Advance as designated by the Company in the applicable  Advance Notice shall not be more than the Maximum  Advance Amount.  The aggregate  amount of the Advances pursuant to this Agreement shall not exceed the Commitment  Amount.  The Company acknowledges  that the  Investor may sell shares of the  Company's  Common Stock corresponding  with a  particular  Advance  Notice  after the Advance  Notice is received by the  Investor.  There  shall be a minimum of five (5)  Trading  Days between each Advance Notice Date.

                  (b)      DATE OF DELIVERY OF ADVANCE NOTICE. An Advance Notice
shall be deemed  delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon Eastern
Time,  or (ii) the  immediately  succeeding  Trading  Day if it is  received  by facsimile or otherwise  after 12:00 noon Eastern Time on a Trading Day or at any time on a day  which is not a  Trading  Day.  No  Advance  Notice  may be deemed delivered on a day that is not a Trading Day.

         Section  2.3.     CLOSINGS.  On each Advance Date (i) the Company shall
deliver to the Investor shares of the Company's  Common Stock,  representing the amount of the Advance  specified in such Advance Notice  pursuant to Section 2.1 herein,  registered  in the name of the  Investor  and (ii) upon receipt of such shares,  the  Investor  shall  deliver to the  Company the amount of the Advance specified in the Advance Notice by wire transfer of immediately available funds.
In  addition,  on or prior to the  Advance  Date,  each of the  Company  and the
Investor  shall  deliver to the other all  documents,  instruments  and writings required to be delivered by either of them  pursuant to this  Agreement in order to implement and effect the  transactions  contemplated  herein.  The extent the
Company has not paid the fees,  expenses,  and  disbursements of the Investor or the Company's  counsel in accordance with Section 12.4, the amount of such fees, expenses,  and  disbursements may be deducted by the Investor (and shall be paid to the  relevant  party)  directly  out of the  proceeds of the Advance  with no reduction in the amount of shares of the Company's  Common Stock to be delivered on such Advance Date.

         Section 2.4.      TERMINATION  OF  INVESTMENT.  The  obligation  of the
Investor to make an Advance to the  Company  pursuant  to this  Agreement  shall terminate  permanently  (including  with respect to an Advance Date that has not yet  occurred)  in the  event  that (i)  there  shall  occur  any stop  order or suspension of the  effectiveness of the Registration  Statement for an aggregate of fifty (50) Trading Days,  other than due to the acts of the Investor,  during the Commitment  Period, or (ii) the Company shall at any time fail materially to comply with the  requirements of Article VI and such failure is not cured within thirty (30) days after receipt of written  notice from the  Investor,  PROVIDED,
HOWEVER,  that  this  termination  provision  shall  not  apply  to  any  period commencing upon the filing of a  post-effective  amendment to such  Registration
Statement  and ending upon the date on which such post  effective  amendment  is declared effective by the SEC.

         Section 2.5.      AGREEMENT TO ADVANCE  FUNDS.  The Investor  agrees to
advance  the amount  specified  in the Advance  Notice to the Company  after the completion  of each of the following  conditions  and the other  conditions  set forth in this Agreement:

                   (a)     the  execution  and delivery by the Company,  and the
Investor, of this Agreement and the Exhibits hereto;

                   (b)     The Investor shall have received the shares of Common
Stock  applicable  to the Advance in  accordance  with Section 2.3.  Such shares shall be free of restrictive legends.

                   (c)     the Company's  Registration Statement with respect to
the resale of the  Registrable  Securities in  accordance  with the terms of the
Registration Rights Agreement shall have been declared effective by the SEC;

                   (d)     the Company shall have obtained all material  permits
and  qualifications  required by any applicable  state for the offer and sale of the  Registrable  Securities,  or shall  have  the  availability  of  exemptions therefrom.  The sale and issuance of the Registrable Securities shall be legally permitted by all laws and regulations to which the Company is subject;

                   (e)     for  the  period  after  the  effective  date of this
Agreement,  the Company shall have filed with the  Commission in a timely manner all reports, notices and other documents required of a "reporting company" under the Exchange Act and applicable Commission regulations;

                   (f)     the fees as set forth in  Section  12.4  below  shall
have been paid or can be withheld as provided in Section 2.3;

                   (g)     the  conditions  set forth in Section  7.2 shall have
been satisfied;

                   (h)     the Company  shall have  provided to the  Investor an
acknowledgement,  from the Company's independent certified public accountants as to its ability to provide all consents  required in order to file a registration statement in connection with this transaction; and

                   (i)     The Company's transfer agent shall be DWAC eligible.

         Section  2.6.     LOCK UP PERIOD. On the date hereof, the Company shall
obtain from each officer and director a lock-up agreement,  as defined below, in the form annexed hereto as Schedule 2.6 agreeing to only sell in compliance with the volume limitation of Rule 144.

         Section 2.7.      HARDSHIP.  In the event the Investor  sells shares of
the Company's  Common Stock after  receipt of an Advance  Notice and the Company fails to perform its  obligations  as mandated in Section 2.3, and  specifically the Company  fails to deliver to the  Investor on the Advance Date the shares of
Common Stock corresponding to the applicable Advance,  the Company  acknowledges that the Investor shall suffer financial  hardship and therefore shall be liable for any and all losses,  commissions,  fees, or financial hardship caused to the
Investor.

                                  ARTICLE III.
                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

         Investor  hereby  represents  and  warrants  to, and agrees  with,  the
Company that the  following are true and correct as of the date hereof and as of each Advance Date:

         Section  3.1.     ORGANIZATION AND AUTHORIZATION.  The Investor is duly
incorporated  or  organized  and  validly  existing in the  jurisdiction  of its incorporation  or  organization  and has all  requisite  power and  authority to purchase and hold the securities issuable hereunder.  The decision to invest and the execution and delivery of this Agreement by such Investor,  the  performance by such  Investor of its  obligations  hereunder  and the  consummation  by such

Investor of the transactions  contemplated  hereby have been duly authorized and requires no other  proceedings on the part of the Investor.  The undersigned has the right,  power and  authority to execute and deliver this  Agreement  and all other  instruments  (including,  without  limitations,  the Registration  Rights
Agreement), on behalf of the Investor. This Agreement has been duly executed and delivered by the Investor and,  assuming the  execution and delivery  hereof and acceptance thereof by the Company,  will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

         Section 3.2.      EVALUATION OF RISKS.  The Investor has such knowledge
and  experience  in  financial,  tax and  business  matters  as to be capable of evaluating  the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection  with this  transaction.  It recognizes that its investment in the Company  involves a high degree of risk.

         Section  3.3.     NO  LEGAL  ADVICE  FROM  THE  COMPANY.  The  Investor
acknowledges  that it had the  opportunity  to  review  this  Agreement  and the transactions  contemplated  by this  Agreement with his or its own legal counsel and investment and tax advisors.  The Investor is relying solely on such counsel and advisors and not on any statements or  representations of the Company or any of its  representatives  or agents  for legal,  tax or  investment  advice  with respect to this investment,  the transactions  contemplated by this Agreement or the securities laws of any jurisdiction.

         Section 3.4.      INVESTMENT   PURPOSE.   The   securities   are  being
purchased by the Investor for its own account, and for investment purposes.  The
Investor  agrees not to assign or in any way transfer the  Investor's  rights to the securities or any interest  therein and  acknowledges  that the Company will not  recognize any purported  assignment or transfer  except in accordance  with applicable Federal and state securities laws. No other person has or will have a direct or indirect  beneficial  interest in the securities.  The Investor agrees not to sell,  hypothecate or otherwise transfer the Investor's securities unless the securities are registered under Federal and applicable state securities laws or unless, in the opinion of counsel  satisfactory to the Company,  an exemption from such laws is available.

         Section  3.5.     ACCREDITED  INVESTOR.  The Investor is an "ACCREDITED
INVESTOR"  as that term is  defined in Rule  501(a)(3)  of  Regulation  D of the
Securities Act.

         Section  3.6.     INFORMATION.  The Investor and its advisors  (and its
counsel),  if any,  have  been  furnished  with all  materials  relating  to the business,  finances  and  operations  of the Company and  information  it deemed material  to  making an  informed  investment  decision.  The  Investor  and its advisors,  if any,  have been afforded the  opportunity  to ask questions of the
Company and its  management.  Neither such inquiries nor any other due diligence investigations  conducted  by such  Investor  or its  advisors,  if any,  or its representatives  shall modify,  amend or affect the Investor's  right to rely on the Company's  representations and warranties  contained in this Agreement.  The
Investor  understands  that its  investment  involves a high degree of risk. The
Investor is in a position  regarding the Company,  which, based upon employment, family  relationship  or economic  bargaining  power,  enabled and enables  such
Investor to obtain  information from the Company in order to evaluate the merits and risks of this investment. The Investor has sought such accounting, legal and tax  advice,  as it has  considered  necessary  to make an  informed  investment decision with respect to this transaction.

         Section 3.7.      RECEIPT OF  DOCUMENTS.  The  Investor and its counsel
have received and read in their  entirety:  (i) this  Agreement and the Exhibits annexed hereto; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants;
(iii) the  Company's  Form 10-KSB for the year ended  December 31, 2004 and Form
10-QSB for the periods ended March 31, 2005 and June 30, 2005;  and (iv) answers to all questions the Investor  submitted to the Company  regarding an investment in the Company; and the Investor has relied on the information contained therein and has not been  furnished  any  other  documents,  literature,  memorandum  or prospectus.

         Section 3.8.      REGISTRATION  RIGHTS  AGREEMENT.   The  parties  have
entered into the Amended and Restated  Registration  Rights  Agreement dated the date hereof.

         Section 3.9.      NO GENERAL SOLICITATION. Neither the Company, nor any
of its affiliates,  nor any person acting on its or their behalf, has engaged in any form of general  solicitation or general  advertising (within the meaning of
Regulation D under the Securities  Act) in connection  with the offer or sale of the shares of Common Stock offered hereby.

         Section  3.10.    NOT AN  AFFILIATE.  The  Investor  is not an officer,
director  or  a  person  that  directly,  or  indirectly  through  one  or  more intermediaries,  controls or is controlled  by, or is under common  control with the Company or any  "AFFILIATE"  of the Company (as that term is defined in Rule
405 of the Securities Act).

         Section 3.11.     TRADING ACTIVITIES. The Investor's trading activities
with  respect to the  Company's  Common  Stock shall be in  compliance  with all applicable  federal and state  securities  laws,  rules and  regulations and the rules and  regulations  of the Principal  Market on which the  Company's  Common
Stock is listed or traded. Neither the Investor nor its Affiliates (as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended)
has an open short  position in the Common  Stock of the  Company,  the  Investor
agrees that it shall not, and that it will cause its  Affiliates  not to, engage in any short sales of or hedging  transactions with respect to the Common Stock,
PROVIDED  that the  Company  acknowledges  and  agrees  that upon  receipt of an
Advance Notice the Investor has the right to sell the shares to be issued to the
Investor pursuant to the Advance Notice during the applicable Pricing Period.

                                   ARTICLE IV.
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Except as stated below, on the disclosure  schedules attached hereto or in the SEC Documents (as defined  herein),  the Company  hereby  represents  and warrants to, and  covenants  with,  the Investor that the following are true and correct as of the date hereof:

         Section  4.1.     ORGANIZATION AND  QUALIFICATION.  The Company is duly
incorporated  or  organized  and  validly  existing in the  jurisdiction  of its incorporation or organization  and has all requisite  corporate power to own its properties  and to carry on its  business  as now being  conducted.  Each of the
Company and its  subsidiaries  is duly qualified as a foreign  corporation to do business and is in good  standing in every  jurisdiction  in which the nature of the business conducted by it makes such qualification  necessary,  except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

         Section  4.2.     AUTHORIZATION,  ENFORCEMENT,  COMPLIANCE  WITH  OTHER
INSTRUMENTS.  (i) The Company has the requisite corporate power and authority to enter into and perform this  Agreement,  the Amended and  Restated  Registration
Rights Agreement,  the Placement Agent Agreement and any related agreements,  in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement,  the Amended and Restated  Registration  Rights  Agreement,  the
Placement  Agent  Agreement  and any related  agreements  by the Company and the consummation by it of the  transactions  contemplated  hereby and thereby,  have been duly  authorized by the Company's Board of Directors and no further consent or  authorization  is required by the  Company,  its Board of  Directors  or its stockholders, (iii) this Agreement, the Amended and Restated Registration Rights
Agreement,  the Placement Agent  Agreement and any related  agreements have been duly executed and delivered by the Company, (iv) this Agreement, the Amended and
Restated  Registration  Rights  Agreement,  the  Placement  Agent  Agreement and
assuming the execution and delivery  thereof and  acceptance by the Investor and any  related  agreements  constitute  the valid and binding  obligations  of the
Company  enforceable  against the Company in accordance with their terms, except as such  enforceability  may be  limited  by  general  principles  of  equity or applicable bankruptcy,  insolvency,  reorganization,  moratorium, liquidation or similar laws relating to, or affecting generally,  the enforcement of creditors'
rights and remedies.

         Section  4.3.     CAPITALIZATION. As of the date hereof, the authorized
capital stock of the Company consists of Five Billion  (5,000,000,000) shares of
Common Stock, par value $0.001 per share and Ten Million  (10,000,000) shares of
Preferred  Stock,  $0.001  par  value per share  ("PREFERRED  STOCK"),  of which
87,242,533  shares of Common Stock and 1,250,000  shares of Preferred Stock were issued and outstanding.  All of such outstanding shares have been validly issued and are fully paid and nonassessable.  Except as disclosed in the SEC Documents, no shares of Common Stock are subject to preemptive  rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as  disclosed  in the SEC  Documents,  as of the date  hereof,  (i) there are no
outstanding  options,   warrants,  scrip,  rights  to  subscribe  to,  calls  or
commitments  of any  character  whatsoever  relating to, or securities or rights convertible  into,  any  shares of  capital  stock of the  Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the  Company  or  any of  its  subsidiaries  is or may  become  bound  to  issue additional  shares of capital stock of the Company or any of its subsidiaries or options,  warrants,  scrip,  rights to subscribe to, calls or commitments of any character  whatsoever relating to, or securities or rights convertible into, any shares of capital  stock of the Company or any of its  subsidiaries,  (ii) there are no outstanding debt securities  (iii) there are no outstanding  registration statements  other  than  on  Form  S-8  and  (iv)  there  are no  agreements  or arrangements  under which the Company or any of its subsidiaries is obligated to register the sale of any of their  securities  under the  Securities Act (except pursuant to the  Registration  Rights  Agreement).  There are no  securities  or
instruments  containing   anti-dilution  or  similar  provisions  that  will  be
triggered by this Agreement or any related  agreement or the consummation of the transactions  described  herein or therein.  The Company  has  furnished  to the
Investor true and correct copies of the Company's  Certificate of Incorporation,
as  amended  and  as  in  effect  on  the  date  hereof  (the   "CERTIFICATE  OF

INCORPORATION"), and the Company's By-laws, as in effect on the date hereof (the
"BY-LAWS"),  and the terms of all securities convertible into or exercisable for
Common Stock and the material rights of the holders thereof in respect thereto.

         Section 4.4.      NO CONFLICT. The execution,  delivery and performance
of this  Agreement  by the  Company and the  consummation  by the Company of the transactions  contemplated  hereby  will not (i)  result in a  violation  of the
Certificate of Incorporation, any certificate of designations of any outstanding series of  preferred  stock of the Company or By-laws or (ii)  conflict  with or constitute  a default  (or an event  which with  notice or lapse of time or both would  become a default)  under,  or give to others  any rights of  termination,
amendment,   acceleration  or  cancellation  of,  any  agreement,  indenture  or instrument to which the Company or any of its subsidiaries is a party, or result in a  violation  of  any  law,  rule,  regulation,  order,  judgment  or  decree
(including  federal and state  securities laws and regulations and the rules and regulations  of the  Principal  Market  on which  the  Common  Stock is  quoted)
applicable  to the Company or any of its  subsidiaries  or by which any material property or asset of the Company or any of its subsidiaries is bound or affected and which would cause a Material Adverse Effect.  Except as disclosed in the SEC
Documents,  neither the Company nor its subsidiaries is in violation of any term of or in  default  under its  Articles  of  Incorporation  or  By-laws  or their organizational  charter or  by-laws,  respectively,  or any  material  contract, agreement, mortgage,  indebtedness,  indenture,  instrument, judgment, decree or order or any  statute,  rule or  regulation  applicable  to the  Company  or its subsidiaries.  The  business of the Company  and its  subsidiaries  is not being conducted  in  violation  of any  material  law,  ordinance,  regulation  of any governmental entity.  Except as specifically  contemplated by this Agreement and as required under the Securities Act and any applicable  state  securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental  agency in order for  it to  execute,  deliver  or  perform  any  of  its  obligations  under  or
contemplated  by  this  Agreement  or  the  Registration   Rights  Agreement  in
accordance  with the terms  hereof or  thereof.  All  consents,  authorizations, orders,  filings  and  registrations  which the  Company is  required  to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date  hereof.  The Company and its  subsidiaries  are unaware of any fact or circumstance which might give rise to any of the foregoing.

         Section 4.5.      SEC DOCUMENTS; FINANCIAL STATEMENTS. Since January 1,
2003, the Company has filed all reports,  schedules, forms, statements and other documents  required to be filed by it with the SEC under the  Exchange  Act. The
Company has delivered to the Investor or its representatives,  or made available through the SEC's website at http://www.sec.gov, true and complete copies of the
SEC Documents.  As of their respective  dates,  the financial  statements of the
Company disclosed in the SEC Documents (the "FINANCIAL  STATEMENTS") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with generally  accepted  accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise  indicated in such financial  statements or the notes  thereto,  or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary  statements) and, fairly present in all material respects the financial  position of the Company as of the dates thereof and the  results of its  operations  and cash flows for the  periods  then ended
(subject,  in the  case  of  unaudited  statements,  to  normal  year-end  audit adjustments).  No other  information  provided by or on behalf of the Company to

                                       10

the  Investor  which is not  included in the SEC  Documents  contains any untrue statement of a material  fact or omits to state any material  fact  necessary in order to make the statements  therein,  in the light of the circumstances  under which they were made, not misleading.

         Section  4.6.     10B-5.  The SEC  Documents  do not include any untrue
statements  of  material  fact,  nor do they  omit to state  any  material  fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

         Section 4.7.      NO DEFAULT.  Except as disclosed in the SEC Documents
or the  Disclosure  Schedule  (the  "DISCLOSURE  Schedule")  attached  hereto as
Exhibit B, the Company is not in default in the performance or observance of any
material  obligation,   agreement,   covenant  or  condition  contained  in  any
indenture,  mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its  property  is bound and neither the execution,  nor the delivery by the Company,  nor the performance by the Company of its  obligations  under this  Agreement or any of the exhibits or attachments hereto will  conflict  with or result in the breach or  violation  of any of the terms or  provisions  of, or  constitute  a default or result in the creation or imposition  of any lien or charge on any  assets or  properties  of the  Company under  its  Certificate  of  Incorporation,  By-Laws,  any  material  indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument  to which  the  Company  is a party or by which it is  bound,  or any statute,  or any decree,  judgment,  order,  rules or regulation of any court or governmental  agency  or  body  having  jurisdiction  over  the  Company  or its properties,  in each  case  which  default,  lien or charge is likely to cause a
Material Adverse Effect on the Company's business or financial condition.

         Section 4.8.      ABSENCE  OF EVENTS OF  DEFAULT.  Except  for  matters
described in the SEC Documents and/or this Agreement or the Disclosure Schedule, no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both,  would become an Event of Default (as so defined),  has occurred and is continuing,  which  would  have a  Material  Adverse  Effect  on  the  Company's business, properties, prospects, financial condition or results of operations.

         Section  4.9.     INTELLECTUAL  PROPERTY  RIGHTS.  The  Company and its
subsidiaries  own or possess  adequate  rights or licenses  to use all  material trademarks,  trade names,  service marks,  service mark  registrations,  service names, patents,  patent rights,  copyrights,  inventions,  licenses,  approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted.  The Company and its subsidiaries do not have any knowledge of any  infringement  by the Company or its  subsidiaries  of trademark,  trade name rights, patents, patent rights,  copyrights,  inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others,  and, to the knowledge of the Company,  there is no claim,  action or  proceeding  being  made or brought  against,  or to the
Company's  knowledge,  being threatened against, the Company or its subsidiaries regarding trademark,  trade name, patents, patent rights, invention,  copyright, license, service names, service marks, service mark registrations,  trade secret or other  infringement;  and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

                                       11

         Section 4.10.      EMPLOYEE  RELATIONS.  Neither the Company nor any of
its  subsidiaries  is involved in any labor dispute nor, to the knowledge of the
Company or any of its subsidiaries,  is any such dispute threatened. None of the
Company's or its subsidiaries'  employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

         Section 4.11.      ENVIRONMENTAL LAWS. The Company and its subsidiaries
are (i) in compliance  with any and all applicable  material  foreign,  federal, state and local laws and regulations  relating to the protection of human health and  safety,  the  environment  or  hazardous  or toxic  substances  or  wastes, pollutants  or  contaminants  ("ENVIRONMENTAL  LAWS"),  (ii) have  received  all
permits,   licenses  or  other  approvals  required  of  them  under  applicable
Environmental  Laws to  conduct  their  respective  businesses  and (iii) are in compliance  with all  terms  and  conditions  of any  such  permit,  license  or approval.

         Section  4.12.     TITLE.  Except as set forth in the SEC  Documents or
the  Disclosure  Schedule,  the  Company  has good and  marketable  title to its properties and material assets owned by it, free and clear of any pledge,  lien, security interest,  encumbrance,  claim or equitable interest other than such as are  not  material  to the  business  of the  Company.  Any  real  property  and facilities held under lease by the Company and its subsidiaries are held by them under valid,  subsisting and enforceable  leases with such exceptions as are not material and do not interfere  with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

         Section 4.13.      INSURANCE.  The Company and each of its subsidiaries
are insured by insurers of  recognized  financial  responsibility  against  such losses and risks and in such amounts as management of the Company believes to be
prudent  and  customary  in  the   businesses  in  which  the  Company  and  its
subsidiaries  are engaged.  Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such  subsidiary has any reason to believe that it will not be able to renew its existing  insurance  coverage as and when such coverage expires or to obtain similar  coverage  from  similar  insurers as may be  necessary  to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise,  or the earnings,  business or operations of the Company and its subsidiaries, taken as a whole.

         Section  4.14.     REGULATORY PERMITS. The Company and its subsidiaries
possess all  material  certificates,  authorizations  and permits  issued by the appropriate  federal,  state or  foreign  regulatory  authorities  necessary  to conduct  their  respective  businesses,  and  neither  the  Company nor any such subsidiary has received any notice of proceedings  relating to the revocation or modification of any such certificate, authorization or permit.

         Section 4.15.      INTERNAL ACCOUNTING  CONTROLS.  The Company and each
of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with  management's  general or specific  authorizations,  (ii)  transactions are
recorded  as  necessary  to  permit  preparation  of  financial   statements  in
conformity with generally accepted  accounting  principles and to maintain asset accountability,  (iii) access to assets is  permitted  only in  accordance  with
management's   general  or  specific   authorization   and  (iv)  the   recorded

                                       12

accountability  for assets is compared  with the existing  assets at  reasonable intervals and appropriate action is taken with respect to any differences.

         Section 4.16.      NO MATERIAL  ADVERSE  BREACHES,  ETC.  Except as set
forth in the SEC Documents,  neither the Company nor any of its  subsidiaries is subject to any charter,  corporate or other legal restriction,  or any judgment, decree,  order,  rule or  regulation  which  in the  judgment  of the  Company's officers has or is expected in the future to have a Material  Adverse  Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.  Except as set forth in the SEC
Documents,  neither the Company nor any of its  subsidiaries is in breach of any contract or agreement which breach,  in the judgment of the Company's  officers, has  or is  expected  to  have  a  Material  Adverse  Effect  on  the  business, properties,  operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

         Section  4.17.     ABSENCE  OF  LITIGATION.  Except as set forth in the
SEC Documents,  there is no action, suit,  proceeding,  inquiry or investigation before  or by  any  court,  public  board,  government  agency,  self-regulatory organization or body pending against or affecting the Company,  the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or
finding  would  (i)  have  a  Material   Adverse  Effect  on  the   transactions
contemplated  hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations  under,  this
Agreement  or any of the  documents  contemplated  herein,  or (iii)  except  as expressly disclosed in the SEC Documents,  have a Material Adverse Effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

         Section 4.18.      SUBSIDIARIES.   Except  as   disclosed  in  the  SEC
Documents,  the  Company  does  not  presently  own  or  control,   directly  or
indirectly, any interest in any other corporation,  partnership,  association or other business entity.

         Section 4.19.      TAX  STATUS.   Except  as   disclosed   in  the  SEC
Documents,  the  Company  and each of its  subsidiaries  has  made or filed  all federal and state  income and all other tax  returns,  reports and  declarations required by any  jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its  subsidiaries has set aside on its books provisions  reasonably  adequate  for the  payment of all unpaid and  unreported taxes) has paid all taxes and other  governmental  assessments  and charges that are material in amount,  shown or determined to be due on such returns,  reports and  declarations,  except those being contested in good faith and has set aside on its books  provision  reasonably  adequate  for the  payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

         Section  4.20.     CERTAIN TRANSACTIONS. Except as set forth in the SEC
Documents  none of the  officers,  directors,  or  employees  of the  Company is presently a party to any  transaction  with the Company (other than for services as employees,  officers and  directors),  including  any contract,  agreement or other  arrangement  providing for the furnishing of services to or by, providing for rental of real or  personal  property  to or from,  or  otherwise  requiring payments to or from any officer,  director or such employee or, to the knowledge

                                       13

of the Company, any corporation, partnership, trust or other entity in which any officer,  director,  or any such  employee has a  substantial  interest or is an officer, director, trustee or partner.

         Section  4.21.     FEES AND RIGHTS OF FIRST REFUSAL. The Company is not
obligated to offer the securities  offered hereunder on a right of first refusal basis or otherwise to any third parties  including,  but not limited to, current or former shareholders of the Company,  underwriters,  brokers,  agents or other third parties.

         Section 4.22.      USE OF  PROCEEDS.  The  Company  shall  use  the net
proceeds from this offering for general corporate purposes,  including,  without limitation,  the payment of loans incurred by the Company.  However, in no event shall the Company use the net  proceeds  from this  offering for the payment (or loan to any such person for the payment) of any  judgment,  or other  liability, incurred by any executive officer, officer, director or employee of the Company, except for any liability  owed to such person for services  rendered,  or if any judgment or other liability is incurred by such person originating from services rendered  to the  Company,  or the  Company  has  indemnified  such  person from liability.

         Section 4.23.      FURTHER   REPRESENTATION   AND   WARRANTIES  OF  THE
COMPANY.  For so long as any securities  issuable hereunder held by the Investor remain outstanding,  the Company acknowledges,  represents,  warrants and agrees that it will maintain the listing of its Common Stock on the Principal Market.

         Section 4.24.      OPINION  OF  COUNSEL.   Investor  shall  receive  an
opinion letter from counsel to the Company on the date hereof.

         Section  4.25.     OPINION OF COUNSEL.  The Company will obtain for the
Investor, at the Company's expense, any and all opinions of counsel which may be reasonably  required in order to sell the securities  issuable hereunder without restriction.

         Section  4.26.     DILUTION. The Company is aware and acknowledges that
issuance  of shares of the  Company's  Common  Stock  could  cause  dilution  to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.

                                   ARTICLE V.
                                 INDEMNIFICATION

         The Investor and the Company  represent to the other the following with respect to itself:

         Section 5.1.      INDEMNIFICATION.

                  (a)      In  consideration  of the  Investor's  execution  and
delivery  of this  Agreement,  and in  addition  to all of the  Company's  other obligations under this Agreement,  the Company shall defend, protect,  indemnify and hold harmless the Investor,  and all of its officers,  directors,  partners,
employees  and  agents  (including,   without  limitation,   those  retained  in
connection with the transactions  contemplated by this Agreement) (collectively, the  "INVESTOR  INDEMNITEES")  from and against any and all  actions,  causes of action, suits, claims, losses, costs, penalties,  fees, liabilities and damages, and expenses in connection therewith  (irrespective of whether any such Investor
Indemnitee  is a party to the  action  for which  indemnification  hereunder  is

                                       14

sought),  and  including  reasonable  attorneys'  fees  and  disbursements  (the
"INDEMNIFIED LIABILITIES"),  incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any  misrepresentation  or breach of any  representation  or warranty made by the Company in this Agreement or the  Registration  Rights Agreement or any other  certificate,  instrument or document  contemplated  hereby  or  thereby,  (b) any  breach  of any  covenant, agreement  or  obligation  of the Company  contained  in this  Agreement  or the
Registration  Rights Agreement or any other certificate,  instrument or document contemplated  hereby  or  thereby,  or (c) any  cause of  action,  suit or claim brought or made against such Investor  Indemnitee  not arising out of any action or inaction of an Investor Indemnitee,  and arising out of or resulting from the execution,  delivery,  performance or enforcement of this Agreement or any other instrument,  document  or  agreement  executed  pursuant  hereto  by  any of the
Investor  Indemnitees.  To the  extent  that the  foregoing  undertaking  by the
Company may be unenforceable for any reason,  the Company shall make the maximum contribution  to the  payment  and  satisfaction  of  each  of  the  Indemnified
Liabilities, which is permissible under applicable law.

                  (b)      In  consideration  of  the  Company's  execution  and
delivery  of this  Agreement,  and in addition  to all of the  Investor's  other obligations under this Agreement, the Investor shall defend, protect,  indemnify and hold harmless the Company and all of its officers, directors,  shareholders,
employees  and  agents  (including,   without  limitation,   those  retained  in
connection with the transactions  contemplated by this Agreement) (collectively, the "COMPANY INDEMNITEES") from and against any and all Indemnified  Liabilities incurred  by the Company  Indemnitees  or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty  made by the Investor in this  Agreement,  the  Registration  Rights
Agreement, or any instrument or document contemplated hereby or thereby executed by the Investor, (b) any breach of any covenant,  agreement or obligation of the
Investor(s)  contained in this Agreement,  the Registration  Rights Agreement or any other  certificate,  instrument or document  contemplated  hereby or thereby executed by the Investor,  or (c) any cause of action,  suit or claim brought or made against such Company  Indemnitee  based on  misrepresentations  or due to a breach by the  Investor  and arising  out of or  resulting  from the  execution, delivery,  performance or enforcement of this Agreement or any other instrument,
document  or  agreement   executed   pursuant  hereto  by  any  of  the  Company
Indemnitees. To the extent that the foregoing undertaking by the Investor may be unenforceable for any reason,  the Investor shall make the maximum  contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

                  (c)      The  obligations  of the parties to indemnify or make
contribution under this Section 5.1 shall survive termination.

                                   ARTICLE VI.
                            COVENANTS OF THE COMPANY

         Section 6.1.      REGISTRATION  RIGHTS.  The  Company  shall  cause the
Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

                                       15

         Section 6.2.      LISTING OF COMMON STOCK.  The Company shall  maintain
the Common Stock's authorization for quotation on the Principal Market.

         Section  6.3.     EXCHANGE ACT REGISTRATION. The Company will cause its
Common Stock to continue to be  registered  under  Section 12(g) of the Exchange
Act, will file in a timely manner all reports and other documents required of it as a reporting  company  under the  Exchange Act and will not take any action or file any  document  (whether  or not  permitted  by  Exchange  Act or the  rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Exchange Act.

         Section 6.4.      TRANSFER AGENT  INSTRUCTIONS.  Upon  effectiveness of
the  Registration  Statement  the  Company  shall  deliver  instructions  to its transfer  agent  to  issue  shares  of  Common  Stock  to the  Investor  free of restrictive legends on or before each Advance Date

         Section  6.5.     CORPORATE EXISTENCE.  The Company will take all steps
necessary to preserve and continue the corporate existence of the Company.

         Section  6.6.     NOTICE  OF  CERTAIN  EVENTS  AFFECTING  REGISTRATION;
SUSPENSION OF RIGHT TO MAKE AN ADVANCE.  The Company will immediately notify the
Investor  upon its  becoming  aware of the  occurrence  of any of the  following events in respect of a registration  statement or related prospectus relating to an offering of Registrable Securities: (i) receipt of any request for additional information  by the SEC or any other  Federal  or state  governmental  authority during the period of effectiveness of the Registration  Statement for amendments or supplements to the  registration  statement or related  prospectus;  (ii) the issuance by the SEC or any other Federal or state governmental  authority of any stop order suspending the  effectiveness  of the  Registration  Statement or the
initiation  of  any  proceedings   for  that  purpose;   (iii)  receipt  of  any
notification  with respect to the suspension of the  qualification  or exemption from  qualification  of  any of  the  Registrable  Securities  for  sale  in any jurisdiction  or the  initiation  or  threatening  of any  proceeding  for  such purpose;  (iv) the happening of any event that makes any  statement  made in the
Registration  Statement or related  prospectus of any document  incorporated  or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration  Statement,  related prospectus or documents so that, in the case of the Registration  Statement,  it will not contain any untrue  statement  of a material  fact or omit to state any material fact required to be stated  therein or necessary to make the statements therein not misleading,  and that in the case of the related prospectus, it will not  contain  any  untrue  statement  of a  material  fact or omit to state  any material fact required to be stated  therein or necessary to make the statements therein,  in the light of the  circumstances  under  which they were  made,  not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the  Registration  Statement would be appropriate;  and the Company will promptly make available to the Investor any such supplement or amendment to the related  prospectus.  The  Company  shall not  deliver to the  Investor  any
Advance Notice during the continuation of any of the foregoing events.

         Section  6.7.     RESTRICTION  ON SALE OF  CAPITAL  STOCK.  During  the
Commitment  Period,  the  Company  shall  not issue or sell,  without  the prior written consent of the Investor, (i) any Common Stock or Preferred Stock without consideration  or for a  consideration  per share less than the Bid Price of the
Common  Stock or the  conversion  price of the  Preferred  Stock,  respectively,

                                       16

determined  immediately prior to its issuance,  (ii) issue or sell any Preferred
Stock warrant,  option, right,  contract,  call, or other security or instrument
granting  the  holder   thereof  the  right  to  acquire  Common  Stock  without
consideration or for a consideration per share less than such Common Stock's Bid
Price or Preferred Stock's conversion price determined  immediately prior to its issuance, or (iii) file any registration statement on Form S-8;  notwithstanding the foregoing,  the Company may issue shares of its Preferred  Stock pursuant to its Plan, provided,  however, that the total number of shares of Preferred Stock issued under the Plan shall not exceed twenty  percent (20%) of the total number of issued and outstanding  shares of the Company's  Preferred Stock and provided that any issuances  permitted hereunder shall only be issued if the recipient is the  beneficial  owner of less than 4.9% of any class of the  Company's  capital stock and enters into a lock-up agreement  pursuant to which the recipient shall not sell,  transfer or assign any shares of (i)  Preferred  Stock or (ii) Common
Stock  issuable  upon  the  conversion  of the  Preferred  Stock,  for a  period commencing  on the date of issuance  and  expiring  two (2) years after the date upon which the SEC declares  effective the registration  statement  contemplated herein.

         Section 6.8.      CONSOLIDATION;  MERGER. The Company shall not, at any
time after the date hereof,  effect any merger or  consolidation  of the Company with or into,  or a  transfer  of all or  substantially  all the  assets  of the
Company  to  another  entity (a  "CONSOLIDATION  EVENT")  unless  the  resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

         Section 6.9.      ISSUANCE OF THE COMPANY'S  COMMON STOCK.  The sale of
the shares of Common Stock shall be made in accordance  with the  provisions and requirements of Regulation D and any applicable state securities law.

                                  ARTICLE VII.
                CONDITIONS FOR ADVANCE AND CONDITIONS TO CLOSING

         Section 7.1.      CONDITIONS   PRECEDENT  TO  THE  OBLIGATIONS  OF  THE
COMPANY. The obligation hereunder of the Company to issue and sell the shares of
Common  Stock  to the  Investor  incident  to each  Closing  is  subject  to the satisfaction,  or waiver by the Company, at or before each such Closing, of each of the conditions set forth below.

                  (a)      ACCURACY  OF  THE  INVESTOR'S   REPRESENTATIONS   AND
WARRANTIES. The representations and warranties of the Investor shall be true and correct in all material respects.

                  (b)      PERFORMANCE BY THE INVESTOR.  The Investor shall have
performed, satisfied and complied in all respects with all covenants, agreements and conditions  required by this Agreement and the Registration Rights Agreement to be performed,  satisfied or complied with by the Investor at or prior to such
Closing.

         Section  7.2.     CONDITIONS  PRECEDENT  TO THE RIGHT OF THE COMPANY TO
DELIVER AN ADVANCE NOTICE AND THE OBLIGATION OF THE INVESTOR TO PURCHASE  SHARES
OF COMMON STOCK.  The right of the Company to deliver an Advance  Notice and the obligation  of the  Investor  hereunder  to  acquire  and pay for  shares of the
Company's  Common Stock  incident to a Closing is subject to the  fulfillment by

                                       17

the  Company,  on (i) the date of delivery of such  Advance  Notice and (ii) the applicable Advance Date (each a "CONDITION  SATISFACTION  DATE"), of each of the following conditions:

                  (a)      REGISTRATION  OF THE COMMON  STOCK WITH THE SEC.  The
Company shall have filed with the SEC a  Registration  Statement with respect to the resale of the  Registrable  Securities in  accordance  with the terms of the
Registration  Rights  Agreement.   As  set  forth  in  the  Registration  Rights
Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition  Satisfaction  Date and (i) neither the
Company nor the Investor  shall have received  notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that
the  SEC  otherwise  has  suspended  or  withdrawn  the   effectiveness  of  the
Registration  Statement,  either  temporarily or permanently,  or intends or has threatened  to do so (unless  the SEC's  concerns  have been  addressed  and the
Investor  is  reasonably  satisfied  that the SEC no  longer is  considering  or intends  to take  such  action),  and  (ii) no  other  suspension  of the use or withdrawal  of  the  effectiveness  of the  Registration  Statement  or  related prospectus  shall exist.  The  Registration  Statement  must have been  declared effective by the SEC prior to the first Advance Notice Date.

                  (b)      AUTHORITY.   The  Company  shall  have  obtained  all
permits and  qualifications  required by any applicable state in accordance with the Registration Rights Agreement for the offer and sale of the shares of Common
Stock,  or shall have the  availability  of exemptions  therefrom.  The sale and issuance of the shares of Common  Stock shall be legally  permitted  by all laws and regulations to which the Company is subject.

                  (c)      FUNDAMENTAL  CHANGES.   There  shall  not  exist  any
fundamental  changes to the information set forth in the Registration  Statement which  would  require  the  Company to file a  post-effective  amendment  to the
Registration Statement.

                  (d)      PERFORMANCE  BY THE COMPANY.  The Company  shall have
performed,  satisfied and complied in all material  respects with all covenants, agreements  and  conditions  required  by  this  Agreement  (including,  without limitation, the conditions specified in Section 2.5 hereof) and the Registration
Rights  Agreement to be performed,  satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

                  (e)      NO   INJUNCTION.   No  statute,   rule,   regulation,
executive order, decree, ruling or injunction shall have been enacted,  entered, promulgated  or endorsed by any court or  governmental  authority  of  competent jurisdiction  that  prohibits  or  directly  and  adversely  affects  any of the transactions  contemplated by this Agreement,  and no proceeding shall have been commenced that may have the effect of prohibiting or adversely  affecting any of the transactions contemplated by this Agreement.

                  (f)      NO  SUSPENSION  OF TRADING IN OR  DELISTING OF COMMON
STOCK.  The  trading  of the  Common  Stock is not  suspended  by the SEC or the
Principal  Market (if the Common  Stock is traded on a  Principal  Market).  The issuance of shares of Common Stock with respect to the  applicable  Closing,  if any, shall not violate the  shareholder  approval  requirements of the Principal
Market (if the Common Stock is traded on a Principal Market).  The Company shall

                                       18

not have received any notice  threatening  the  continued  listing of the Common
Stock on the  Principal  Market  (if the Common  Stock is traded on a  Principal
Market).

                  (g)      MAXIMUM  ADVANCE  AMOUNT.  The  amount of an  Advance
requested  by the  Company  shall not  exceed the  Maximum  Advance  Amount.  In addition,  in no event  shall  the  number of shares  issuable  to the  Investor pursuant  to an Advance  cause the  aggregate  number of shares of Common  Stock beneficially  owned by the Investor and its  Affiliates  to exceed nine and 9/10 percent  (9.9%) of the then  outstanding  Common Stock of the  Company.  For the purposes of this section beneficial  ownership shall be calculated in accordance with Section 13(d) of the Exchange Act (but shall exclude form consideration any
Preferred Stock held by the Investor or its Affiliates).

                  (h)      NO  KNOWLEDGE.  The Company has no  knowledge  of any
event which  would be more  likely  than not to have the effect of causing  such
Registration Statement to be suspended or otherwise ineffective.

                  (i)      EXECUTED  ADVANCE  NOTICE.  The  Investor  shall have
received  the  Advance  Notice  executed  by an officer of the  Company  and the representations contained in such Advance Notice shall be true and correct as of each Condition Satisfaction Date.

                                  ARTICLE VIII.
         DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION

         Section  8.1.     DUE  DILIGENCE  REVIEW.  Prior to the  filing  of the
Registration  Statement the Company  shall make  available  for  inspection  and review by the Investor,  its advisors and  representatives,  and any underwriter participating in any disposition of the Registrable  Securities on behalf of the
Investor pursuant to the Registration Statement, any such registration statement or amendment or supplement  thereto or any blue sky,  NASD or other filing,  all financial and other  records,  all SEC Documents and other filings with the SEC, and all other  corporate  documents  and  properties  of the  Company  as may be reasonably  necessary  for the purpose of such review,  and cause the  Company's officers,  directors  and  employees to supply all such  information  reasonably requested by the Investor or any such representative,  advisor or underwriter in connection with such Registration Statement (including,  without limitation,  in response to all questions and other  inquiries  reasonably  made or submitted by any of them),  prior to and from time to time after the filing and effectiveness of the Registration  Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct  initial and ongoing due diligence  with respect to the
Company and the accuracy of the Registration Statement.

         Section 8.2.      NON-DISCLOSURE OF NON-PUBLIC INFORMATION.

                  (a)      The Company shall not disclose non-public information
to  the  Investor,  its  advisors,  or  its  representatives,  unless  prior  to disclosure of such information the Company  identifies such information as being
non-public   information   and  provides  the   Investor,   such   advisors  and
representatives  with the  opportunity  to  accept  or  refuse  to  accept  such non-public information for review. The Company may, as a condition to disclosing any non-public  information  hereunder,  require the Investor and the Investor's

                                       19

advisors and  representatives to enter into a confidentiality  agreement in form reasonably satisfactory to the Company and the Investor.

                  (b)      Nothing  herein shall require the Company to disclose
non-public  information to the Investor or its advisors or representatives,  and the Company  represents that it does not disseminate  non-public  information to any investors who purchase stock in the Company in a public  offering,  to money managers or to securities  analysts,  provided,  however,  that  notwithstanding anything  herein to the contrary,  the Company will,  as  hereinabove  provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters,  of any event or the  existence of any  circumstance  (without any obligation to disclose the specific event or  circumstance)  of which it becomes aware,  constituting  non-public  information  (whether or not  requested of the
Company  specifically  or generally  during the course of due  diligence by such persons or entities),  which, if not disclosed in the prospectus included in the
Registration  Statement  would  cause  such  prospectus  to  include a  material misstatement  or to omit a material fact required to be stated  therein in order to make the statements,  therein,  in light of the  circumstances  in which they were made,  not  misleading.  Nothing  contained  in this  Section  8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain  non-public  information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from  notifying the Company of their opinion that based on such due  diligence  by such  persons  or  entities,  that  the  Registration
Statement contains an untrue statement of material fact or omits a material fact required to be stated in the  Registration  Statement  or  necessary to make the statements  contained therein,  in light of the circumstances in which they were made, not misleading.

                                   ARTICLE IX.
                           CHOICE OF LAW/JURISDICTION

         Section 9.1.      GOVERNING  LAW. This  Agreement  shall be governed by
and  interpreted in accordance  with the laws of the State of New Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County,  New Jersey,  and expressly consent  to the  jurisdiction  and venue of the  Superior  Court of New  Jersey, sitting in Hudson County, New Jersey and the United States District Court of New
Jersey,  sitting in Newark, New Jersey, for the adjudication of any civil action asserted pursuant to this paragraph.

                                   ARTICLE X.
                             ASSIGNMENT; TERMINATION

         Section 10.1.     ASSIGNMENT.  Neither this Agreement nor any rights of
the Company hereunder may be assigned to any other Person.

         Section 10.2.     TERMINATION.  The obligations of the Investor to make
Advances under Article II hereof shall terminate  twenty-four  (24) months after the Effective Date.

                                       20

                                   ARTICLE XI.
                                     NOTICES

         Section  11.1.  NOTICES.  Any  notices,  consents,  waivers,  or  other communications  required  or  permitted  to be  given  under  the  terms of this
Agreement  must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered  personally;  (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S.  certified  mail,  return  receipt  requested;
(iii) three (3) days after being sent by U.S.  certified  mail,  return  receipt requested,  or (iv)  one (1) day  after  deposit  with a  nationally  recognized overnight  delivery  service,  in each case  properly  addressed to the party to receive the same.  The addresses and facsimile  numbers for such  communications shall be:

If to the Company, to:      Enclaves Group, Inc.
                            45 Knollwood Road, Fifth Floor
                            Elmsford, New York 10701
                            Attention:   Daniel G. Hayes
                            Telephone:   (914) 592-2100
                            Facsimile:   (914) 592-2105

With a copy to:             Olshan Grundman Frome Rosenzweig & Wolosky LLP
                            Park Avenue Tower
                            65 East 55th Street
                            New York, NY 10022
                            Attention:   Robert H. Friedman, Esq.
                            Telephone:   (212) 451-2220
                            Facsimile:   (212) 451-2222

If to the Investor(s):      Cornell Capital Partners, LP
                            101 Hudson Street -Suite 3700
                            Jersey City, NJ 07302
                            Attention:   Mark Angelo
                                         Portfolio Manager
                            Telephone:   (201) 985-8300
                            Facsimile:   (201) 985-8266

With a Copy to:             David Gonzalez, Esq.
                            101 Hudson Street - Suite 3700
                            Jersey City, NJ 07302
                            Telephone:   (201) 985-8300
                            Facsimile:   (201) 985-8266

Each party shall provide five (5) days' prior written  notice to the other party of any change in address or facsimile number.

                                       21

                                  ARTICLE XII.
                                  MISCELLANEOUS

         Section 12.1.     COUNTERPARTS.  This  Agreement may be executed in two
or more  identical  counterparts,  all of which shall be considered  one and the same agreement and shall become effective when  counterparts have been signed by each party and delivered to the other party.  In the event any signature page is delivered  by  facsimile  transmission,  the party  using such means of delivery shall  cause  four  (4)  additional  original  executed  signature  pages  to be physically  delivered to the other party  within five (5) days of the  execution and delivery hereof,  though failure to deliver such copies shall not affect the validity of this Agreement.

         Section 12.2.     ENTIRE   AGREEMENT;    AMENDMENTS.   This   Agreement
supersedes all other prior oral or written agreements between the Investor,  the
Company, their affiliates and persons acting on their behalf with respect to the matters  discussed  herein,  and this Agreement and the  instruments  referenced herein  contain  the entire  understanding  of the parties  with  respect to the matters covered herein and therein and, except as specifically  set forth herein or  therein,  neither the Company  nor the  Investor  makes any  representation, warranty,  covenant or undertaking with respect to such matters. No provision of this  Agreement  may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

         Section  12.3.    REPORTING  ENTITY FOR THE COMMON STOCK. The reporting
entity relied upon for the  determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this  Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the  Investor  and the Company  shall be required to employ any other  reporting entity.

         Section 12.4.     FEES AND EXPENSES.  The Company  hereby agrees to pay
the following fees:

                  (a)      STRUCTURING  FEES.  Each of the parties shall pay its
own  fees  and  expenses  (including  the  fees of any  attorneys,  accountants, appraisers or others  engaged by such party) in connection  with this  Agreement and the  transactions  contemplated  hereby,  except that the Company  shall pay
Yorkville  Advisors  Management,  LLC a structuring  fee of Five Hundred Dollars
($500) directly out the proceeds of each Advance.

                  (b)      PREFERRED  STOCK  WARRANT.  In  consideration  of the
undertakings  hereunder and the  agreement to surrender One Hundred  Eighty Four
Thousand  (184,000) shares of Preferred Stock originally  issued to the Investor by Enclaves,  the Company shall issue to the Investor a warrant (the  "Warrant")
to purchase One Hundred Eighty Four Thousand  (184,000)  shares of the Company's
Preferred Stock (the  "PREFERRED  STOCK WARRANT  SHARES"),  par value $0.001 per share.  The Preferred  Stock Warrant Shares shall have  "piggy-back"  and demand registration rights.

                  (b)      COMMITMENT FEES.

                           On each  Advance  Date the  Company  shall pay to the
Investor,  directly from the gross proceeds of each Advance,  an amount equal to five percent (5%) of the amount of each Advance.  The Company hereby agrees that if such  payment,  as is  described  above,  is not made by the  Company  on the

                                       22

Advance  Date,  such  payment  will be made at the  direction of the Investor as outlined and mandated by Section 2.3 of this Agreement.

         Section 12.5.     BROKERAGE. Each of the parties hereto represents that
it has had no dealings in connection  with this  transaction  with any finder or broker who will demand  payment of any fee or  commission  from the other party.
The  Company on the one hand,  and the  Investor,  on the other  hand,  agree to indemnify  the  other  against  and hold  the  other  harmless  from any and all liabilities  to any person  claiming  brokerage  commissions or finder's fees on
account  of  services   purported  to  have  been  rendered  on  behalf  of  the
indemnifying  party  in  connection  with  this  Agreement  or the  transactions contemplated hereby.

         Section  12.6.    CONFIDENTIALITY.  If for any reason the  transactions
contemplated by this Agreement are not  consummated,  each of the parties hereto shall keep  confidential  any information  obtained from any other party (except information  publicly  available  or in such  party's  domain  prior to the date hereof,  and except as required by court order) and shall promptly return to the other  parties  all  schedules,  documents,  instruments,  work  papers or other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       23

         IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amended and
Restated   Standby  Equity   Distribution   Agreement  to  be  executed  by  the
undersigned, thereunto duly authorized, as of the date first set forth above.

                                        COMPANY:
                                        ENCLAVES GROUP, INC.

                                        By: /s/ Daniel G. Hayes
                                           -------------------------------------
                                        Name:  Daniel G. Hayes
                                        Title: President & CEO

                                        INVESTOR:
                                        CORNELL CAPITAL PARTNERS, LP

                                        BY:  YORKVILLE ADVISORS, LLC
                                        ITS: GENERAL PARTNER

                                        By: /s/ Mark Angelo
                                           -------------------------------------
                                        Name:  Mark Angelo
                                        Title: Portfolio Manager

                                       24

                                    EXHIBIT A

                                 ADVANCE NOTICE

                              ENCLAVES GROUP, INC.

         The undersigned,  Daniel G. Hayes hereby certifies, with respect to the sale of shares of Common Stock of ENCLAVES GROUP, INC. (the "COMPANY"), issuable in  connection  with  this  Advance  Notice  and  Compliance  Certificate  dated
___________________  (the  "Notice"),  delivered  pursuant to the Standby Equity
Distribution Agreement (the "AGREEMENT"), as follows:

         1. The undersigned is the duly elected President & CEO of the Company.

         2. There are no fundamental changes to the information set forth in the
Registration  Statement which would require the Company to file a post effective amendment to the Registration Statement.

         3. The Company has performed in all material respects all covenants and agreements  to be  performed  by the  Company and has  complied in all  material respects with all  obligations  and conditions  contained in the Agreement on or prior to the Advance  Notice Date, and shall continue to perform in all material respects all covenants and agreements to be performed by the Company through the applicable Advance Date.

         4. The undersigned  hereby  represents,  warrants and covenants that it has made all  filings  ("SEC  FILINGS")  required  to be made by it  pursuant to applicable securities laws (including,  without limitation, all filings required under the Securities  Exchange Act of 1934, which include Forms 10-Q, 10-K, 8-K, etc.  All  SEC  Filings  and  other  public  disclosures  made  by the  Company, including,  without limitation, all press releases, analysts meetings and calls, etc. (collectively,  the "PUBLIC DISCLOSURES"),  have been reviewed and approved for release by the Company's attorneys and, if containing financial information, the Company's  independent  certified public accountants.  None of the Company's
Public  Disclosures  contain any untrue  statement of a material fact or omit to state any material fact  required to be stated  therein or necessary to make the statements  therein,  in the light of the  circumstances  under  which they were made, not misleading.

         5. The Advance requested is _____________________.

         The  undersigned  has  executed  this  Certificate  this  ____  day  of
_________________.

                                      ENCLAVES GROUP, INC.

                                      By:
                                          --------------------------------------
                                          Name:      Daniel G. Hayes
                                          Title:     President & CEO

                                       25

                                    EXHIBIT B

                               DISCLOSURE SCHEDULE

                                       26

                                  SCHEDULE 2.6
                                  ------------

                              ENCLAVES GROUP, INC.
                              --------------------

         The undersigned  hereby agrees that for a period commencing on November
___,  2005 and  expiring on the later of (a) the date that all  amounts  owed to
Cornell Capital  Partners,  LP (the  "INVESTOR"),  or any successors or assigns, under the Secured  Convertible  Debentures issued to the Investor and Montgomery
Equity Partners,  Ltd.  pursuant to the Securities  Purchase  Agreement  between
Enclaves  Group,  Inc. (the  "COMPANY")  and the Investor dated December 28 ___,
2004 have been paid or (b) the  termination of the Amended and Restated  Standby
Equity  Distribution  Agreement dated November ___, 2005 between the Company and the  Investor  (the  "LOCK-UP  PERIOD"),  he,  she or it will not,  directly  or indirectly,  without the prior written  consent of the Investor,  issue,  offer, agree or offer to sell,  sell,  grant an  option  for the  purchase  or sale of, transfer,  pledge,  assign,  hypothecate,  distribute  or otherwise  encumber or dispose of any  securities  of the Company,  including  common stock or options, rights, warrants or other securities underlying,  convertible into, exchangeable or  exercisable  for or  evidencing  any right to purchase or subscribe  for any common stock  (whether or not  beneficially  owned by the  undersigned),  or any
beneficial  interest  therein   (collectively,   the  "SECURITIES")   except  in
accordance  with the volume  limitations set forth in Rule 144(e) of the General
Rules and Regulations under the Securities Act of 1933, as amended.

         In  order  to  enable  the  aforesaid  covenants  to be  enforced,  the undersigned  hereby  consents  to the  placing of legends  and/or  stop-transfer orders with the transfer agent of the Company's  securities  with respect to any of the  Securities  registered in the name of the  undersigned  or  beneficially owned by the undersigned,  and the undersigned hereby confirms the undersigned's investment in the Company.

Dated: _______________, 2005

                                         Signature

                                         _______________________________________
                                         Name:__________________________________
                                         Address:_______________________________
                                         City, State, Zip Code:_________________

                                         _______________________________________
                                         Print Social Security Number
                                         or Taxpayer I.D. Number

                                       27